                                                                EXHIBIT 10.22

This instrument prepared by
and when recorded return to:
Martin A. Schwartz, Esq.
Rubin Baum Levin Constant
  Friedman & Bilzin
2500 First Union Financial Center
Miami, Florida 33131-2336
- -------------------------------------------------------------------------------


                             ASSIGNMENT OF LEASE


         THIS ASSIGNMENT dated as of April 18, 1996 made by PRECISION RESPONSE CORPORATION, a Florida corporation, having an address at 1505 N.W. 167th Street, Miami, Florida 33169 ("Assignor") to Deerwood Realty Partners, Ltd., a Florida limited partnership, having an address at 1505 N.W. 167th Street, Miami, Florida 33169 ("Assignee").

         For and in consideration of $10.00 and other good and valuable consideration paid by Assignee to Assignor, receipt and sufficiency of which is acknowledged, Assignor assigns, transfers, releases, conveys and sets over to Assignee all of Assignor's right, title, interest, claims and demands as tenant or lessee ("Tenant") under, in and to that certain lease ("Lease") described in Schedule A covering the premises described in Exhibit "A" ("Property").

         TO HAVE AND TO HOLD the same to Assignee, Assignee's heirs, personal representatives, successors and assigns forever.

         Assignor, for Assignor and Assignor's heirs, personal representatives, successors and assigns, covenants and warrants to forever defend title to Tenant's interest in the Lease in Assignee against all persons whomsoever who may lawfully claim the same or any part thereof, from, through or under Assignor.

         Assignee assumes performance of the provisions of the Lease to be performed by Tenant arising from and after the date of delivery of this instrument with the same force and effect as if Assignee had originally signed the Lease as Tenant. Notwithstanding the foregoing, this Assignment shall not be construed to release, alter, or modify in any way the obligations of the Assignor under the Lease.

     Assignor and Assignee have executed this instrument as of the day and year first above written.

Signed, sealed and delivered               ASSIGNOR:
in the presence of:
                                           PRECISION RESPONSE CORPORATION, a
                                           Florida corporation
Sign: /s/ Susan M. Wigton
      --------------------------
Print Name:  Susan M. Wigton
            --------------------

Sign: /s/ Esther Hernandez                   By: /s/ Mark J. Gordon
     ---------------------------                --------------------------------
Print Name: Esther Hernandez                     Mark J. Gordon, Chief Executive Officer
            --------------------
(As to Assignor)

                                           ASSIGNEE:

                                           DEERWOOD REALTY PARTNERS, LTD., a
                                           Florida limited partnership
Sign: /s/ Susan M. Wigton
     ---------------------------
Print Name: Susan M. Wigton
           ---------------------
                                           By: DEERWOOD REALTY PARTNERS, INC.,
Sign: /s/ Esther Hernandez                                     Florida corporation, General Partner
     ---------------------------
Print Name: Esther Hernandez
            --------------------
(As to Assignee)
                                           By: /s/ Mark J. Gordon
                                              -----------------------------------------
                                              Mark J. Gordon, President

                                ACKNOWLEDGEMENTS


STATE OF FLORIDA          )
                          )  SS:
COUNTY OF DADE            )

         The foregoing instrument was acknowledged before me this 18th day of April, 1996, by Mark J. Gordon, as Chief Executive Officer of Precision Response Corporation, a Florida corporation, on behalf of said corporation. He is personally known to me or has produced a Florida driver's license as identification.

                                             Sign Name: /s/ Jo Ann M. Bogdansky
                                                       -------------------------
                                            Print Name:  Jo Ann M. Bogdansky
                                                       ------------------------
My Commission Expires:                                        NOTARY PUBLIC
                                          Serial No. (none, if blank): CC238383
                                                                       ---------

                                                                [NOTARIAL SEAL]


STATE OF FLORIDA          )
                          )  SS:
COUNTY OF DADE            )


         The foregoing instrument was acknowledged before me this 18th day of April, 1996, by Mark J. Gordon, as President of Deerwood Realty Partners, Inc., a Florida corporation, general partner of Deerwood Realty Partners, Ltd., a Florida limited partnership on behalf of such corporation and such limited partnership. He is personally known to me or has produced a Florida driver's license as identification.

                                             Sign Name: /s/ Jo Ann M. Bogdansky
                                                       -------------------------
                                            Print Name:  Jo Ann M. Bogdansky
                                                       ------------------------
My Commission Expires:                                        NOTARY PUBLIC
                                          Serial No. (none, if blank): CC238383
                                                                       ---------

                                                                [NOTARIAL SEAL]


                               LANDLORD'S CONSENT


         The undersigned, having an address at 17777 Old Cutler Road, Miami, Florida 33157, as Landlord under this Lease, is executing this instrument to consent to the foregoing Assignment.

Signed, sealed and delivered               LANDLORD:
in the presence of:

                                           BURGER KING CORPORATION

Sign: /s/ Kimberly K. Ford
      -------------------------
Print Name: Kimberly K. Ford               By: /s/ illegible
            -------------------                ---------------------------------
                                                            , Vice President
                                               --------------

Sign: /s/ Linda D. Dallas
      -------------------------
Print Name: Linda D. Dallas                By: /s/ Tony Moralejo
            -------------------                ---------------------------------
         (as to both signatories)                          , Assistant Secretary
                                               --------------


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

                                   SCHEDULE A

                              DESCRIPTION OF LEASE

         Lease Agreement and Option to Purchase Real Property dated January 3, 1996 ("Lease") between Burger King Corporation, as landlord, and Precision Response Corporation, as tenant, for premises located in Dade County, Florida, a short form of which Lease was recorded in Official Records Book 17096, Page 0678 of the Public Records, Dade County, Florida.





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

                                   EXHIBIT A

                            DESCRIPTION OF PROPERTY


         Lot 9 in Block 3 of DEERWOOD PARK OF INDUSTRY SECTION ONE, according to the plat thereof, recorded in Plat Book 118, at Page 31, of the Public Records of Dade County, Florida.





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